Exhibit 99.2

Investor Supplement
Third Quarter 2014
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 27.

Kemper Corporation
Investor Supplement
Third Quarter 2014

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
For Period Ended
Earned Premiums	$462.8	$470.3	$477.6	$495.6	$507.5	$512.8	$509.9	$1,410.7	$1,530.2
Net Investment Income	72.3	72.6	71.1	76.9	82.4	74.6	80.8	216.0	237.8
Net Investment Gains (Losses) and Other Income	4.7	(0.4)	5.9	13.5	45.8	1.5	25.2	10.2	72.5
Total Revenues	$539.8	$542.5	$554.6	$586.0	$635.7	$588.9	$615.9	$1,636.9	$1,840.5

Consolidated Net Operating Income [1]	$2.1	$9.6	$31.5	$46.3	$38.9	$31.7	$42.3	$43.2	$112.9
Income from Continuing Operations	$4.8	$9.3	$35.2	$54.8	$68.6	$32.5	$58.6	$49.3	$159.7
Net Income	$4.7	$9.3	$35.1	$55.2	$70.1	$34.0	$58.4	$49.1	$162.5

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income [1]	$0.04	$0.18	$0.56	$0.83	$0.69	$0.55	$0.72	$0.79	$1.96
Income from Continuing Operations	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$0.90	$2.77
Net Income	$0.09	$0.17	$0.63	$0.99	$1.24	$0.59	$1.00	$0.90	$2.82
Diluted:
Consolidated Net Operating Income [1]	$0.04	$0.18	$0.56	$0.83	$0.69	$0.55	$0.72	$0.79	$1.95
Income from Continuing Operations	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$0.90	$2.76
Net Income	$0.09	$0.17	$0.63	$0.99	$1.23	$0.59	$1.00	$0.90	$2.81

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72

At Period End
Total Assets	$7,905.3	$7,969.8	$7,944.2	$7,656.4	$7,745.9	$7,820.8	$8,056.2
Insurance Reserves	$4,041.7	$4,064.2	$4,067.3	$4,061.0	$4,086.1	$4,108.6	$4,117.1
Debt	$751.9	$751.7	$751.4	$606.9	$606.7	$611.9	$611.6
Shareholders’ Equity	$2,104.5	$2,138.6	$2,144.7	$2,051.5	$2,009.1	$2,005.0	$2,172.4
Shareholders’ Equity Excluding Goodwill	$1,792.7	$1,826.8	$1,832.9	$1,739.7	$1,697.3	$1,693.2	$1,860.6
Common Shares Issued and Outstanding (In Millions)	52.666	53.497	55.408	55.653	56.025	57.061	58.322
Book Value Per Share[2]	$39.96	$39.98	$38.71	$36.86	$35.86	$35.14	$37.25
Book Value Per Share Excluding Goodwill[1,2]	$34.04	$34.15	$33.08	$31.26	$30.30	$29.67	$31.90
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$35.31	$35.32	$35.13	$34.49	$32.93	$31.91	$31.55
Debt to Total Capitalization[2]	26.3%	26.0%	25.9%	22.8%	23.2%	23.4%	22.0%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	5.0%	8.2%	9.4%	10.5%	7.8%	7.0%	5.5%

[1] Non-GAAP Measure. See page 27 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Revenues:
Earned Premiums	$462.8	$470.3	$477.6	$495.6	$507.5	$512.8	$509.9	$1,410.7	$1,530.2
Net Investment Income	72.3	72.6	71.1	76.9	82.4	74.6	80.8	216.0	237.8
Other Income	0.5	0.2	0.1	0.3	0.1	0.2	0.2	0.8	0.5
Net Realized Gains on Sales of Investments	8.0	3.5	6.6	20.8	49.1	2.3	26.9	18.1	78.3
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(3.8)	(4.1)	(0.8)	(7.6)	(3.5)	(2.3)	(2.4)	(8.7)	(8.2)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	—	0.1	1.3	0.5	—	1.9
Net Impairment Losses Recognized in Earnings	(3.8)	(4.1)	(0.8)	(7.6)	(3.4)	(1.0)	(1.9)	(8.7)	(6.3)
Total Revenues	539.8	542.5	554.6	586.0	635.7	588.9	615.9	1,636.9	1,840.5
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	300.5	347.5	327.9	315.5	338.3	354.2	349.2	975.9	1,041.7
Insurance Expenses	158.6	161.3	152.1	162.9	170.1	163.1	158.3	472.0	491.5
Write-off of Long-lived Asset	54.6	—	—	—	—	—	—	54.6	—
Interest and Other Expenses	22.1	22.5	22.7	26.2	25.3	25.2	23.8	67.3	74.3
Total Expenses	535.8	531.3	502.7	504.6	533.7	542.5	531.3	1,569.8	1,607.5
Income from Continuing Operations before Income Taxes	4.0	11.2	51.9	81.4	102.0	46.4	84.6	67.1	233.0
Income Tax Benefit (Expense)	0.8	(1.9)	(16.7)	(26.6)	(33.4)	(13.9)	(26.0)	(17.8)	(73.3)
Income from Continuing Operations	4.8	9.3	35.2	54.8	68.6	32.5	58.6	49.3	159.7
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	(0.2)	—	(0.2)	0.6	2.2	2.5	(0.4)	(0.4)	4.3
Income Tax Benefit (Expense)	0.1	—	0.1	(0.2)	(0.7)	(1.0)	0.2	0.2	(1.5)
Income (Loss) from Discontinued Operations	(0.1)	—	(0.1)	0.4	1.5	1.5	(0.2)	(0.2)	2.8
Net Income	$4.7	$9.3	$35.1	$55.2	$70.1	$34.0	$58.4	$49.1	$162.5
Income from Continuing Operations Per Unrestricted Share:
Basic	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$0.90	$2.77
Diluted	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$0.90	$2.76
Net Income Per Unrestricted Share:
Basic	$0.09	$0.17	$0.63	$0.99	$1.24	$0.59	$1.00	$0.90	$2.82
Diluted	$0.09	$0.17	$0.63	$0.99	$1.23	$0.59	$1.00	$0.90	$2.81
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	52.605	54.667	55.313	55.412	56.366	57.519	58.131	54.246	57.374

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Assets:
Investments:
Fixed Maturities at Fair Value	$4,697.2	$4,680.0	$4,619.5	$4,575.0	$4,645.0	$4,701.1	$4,856.5
Equity Securities at Fair Value	661.4	646.2	648.3	598.5	567.4	545.0	554.1
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	222.8	227.1	239.0	245.1	231.4	241.7	248.1
Fair Value Option Investments	50.6	40.3	—	—	—	—	—
Short-term Investments at Cost	316.2	480.1	506.9	284.7	286.8	239.3	362.8
Other Investments	450.5	448.3	448.2	448.0	446.2	496.0	494.8
Total Investments	6,398.7	6,522.0	6,461.9	6,151.3	6,176.8	6,223.1	6,516.3
Cash	93.1	61.8	65.0	66.5	76.1	69.5	97.5
Receivable from Policyholders	314.4	313.5	319.5	331.6	354.2	357.5	363.2
Other Receivables	247.5	190.5	225.5	193.1	203.9	206.2	202.7
Deferred Policy Acquisition Costs	306.7	304.8	301.8	302.9	308.5	308.4	304.5
Goodwill	311.8	311.8	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	4.3	10.1	—	31.8	61.6	85.7	—
Other Assets	228.8	255.3	258.7	267.4	253.0	258.6	260.2
Total Assets	$7,905.3	$7,969.8	$7,944.2	$7,656.4	$7,745.9	$7,820.8	$8,056.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,260.8	$3,249.0	$3,237.7	$3,217.5	$3,201.5	$3,189.6	$3,174.8
Property and Casualty	780.9	815.2	829.6	843.5	884.6	919.0	942.3
Total Insurance Reserves	4,041.7	4,064.2	4,067.3	4,061.0	4,086.1	4,108.6	4,117.1
Unearned Premiums	568.2	571.8	582.5	598.9	635.3	640.3	646.8
Liabilities for Income Taxes	48.7	53.4	30.6	8.3	6.6	6.5	25.8
Debt at Amortized Cost	751.9	751.7	751.4	606.9	606.7	611.9	611.6
Accrued Expenses and Other Liabilities	390.3	390.1	367.7	329.8	402.1	448.5	482.5
Total Liabilities	5,800.8	5,831.2	5,799.5	5,604.9	5,736.8	5,815.8	5,883.8
Shareholders’ Equity:
Common Stock	5.3	5.3	5.5	5.6	5.6	5.7	5.8
Paid-in Capital	662.2	671.3	693.5	694.8	698.0	709.1	722.5
Retained Earnings	1,155.6	1,183.4	1,231.5	1,215.8	1,184.4	1,151.7	1,158.0
Accumulated Other Comprehensive Income	281.4	278.6	214.2	135.3	121.1	138.5	286.1
Total Shareholders’ Equity	2,104.5	2,138.6	2,144.7	2,051.5	2,009.1	2,005.0	2,172.4
Total Liabilities and Shareholders’ Equity	$7,905.3	$7,969.8	$7,944.2	$7,656.4	$7,745.9	$7,820.8	$8,056.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended		Year Ended
	Sep 30, 2014	Sep 30, 2013	Dec 31, 2013
Operating Activities:
Net Income	$49.1	$162.5	$217.7
Adjustments to Reconcile Net Income to Net Cash Provided (Used) by Operating Activities:
Decrease (Increase) in Deferred Policy Acquisition Costs	(3.8)	(5.1)	0.5
Amortization of Life Insurance in Force Acquired and Customer Relationships Acquired	5.4	6.3	8.3
Equity in Earnings of Equity Method Limited Liability Investments	(9.7)	(19.9)	(26.4)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	14.4	15.1	15.4
Appreciation on Fair Value Option Investments	(0.6)	—	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	11.3	12.4	16.2
Net Realized Gains on Sales of Investments	(18.1)	(78.3)	(99.1)
Net Impairment Losses Recognized in Earnings	8.7	6.3	13.9
Depreciation of Property and Equipment	13.0	12.7	17.4
Write-off of Long-lived Asset	54.6	—	—
Decrease in Receivables	21.0	13.5	43.5
Decrease in Insurance Reserves	(20.1)	(47.3)	(72.5)
Decrease in Unearned Premiums	(30.7)	(15.6)	(52.0)
Change in Income Taxes	(12.9)	34.3	57.9
Increase (Decrease) in Accrued Expenses and Other Liabilities	0.1	(36.2)	(54.8)
Other, Net	17.7	32.2	36.1
Net Cash Provided by Operating Activities (Carryforward to page 7)	99.4	92.9	122.1

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended		Year Ended
	Sep 30, 2014	Sep 30, 2013	Dec 31, 2013
Net Cash Provided by Operating Activities (Carryforward from page 6)	99.4	92.9	122.1
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	454.1	578.5	664.4
Purchases of Fixed Maturities	(404.3)	(667.4)	(744.5)
Sales of Equity Securities	84.4	107.3	182.1
Purchases of Equity Securities	(95.1)	(136.0)	(213.4)
Sales of and Return of Investment of Equity Method Limited Liability Investments	37.4	26.5	31.3
Acquisitions of Equity Method Limited Liability Investments	(19.8)	(8.3)	(20.5)
Sales of Fair Value Option Investments	2.9	—	—
Purchases of Fair Value Option Investments	(52.9)	—	—
Decrease (Increase) in Short-term Investments	(34.1)	39.7	41.8
Acquisition and Improvements of Investment Real Estate	(1.9)	(4.9)	(5.4)
Sales of Investment Real Estate	0.9	102.5	102.7
Increase in Other Investments	(5.4)	(6.5)	(9.1)
Purchase of Corporate-owned Life Insurance	(33.5)	—	—
Acquisition of Software	(8.5)	(12.5)	(15.2)
Disposition of Business, Net of Cash Disposed	8.9	3.8	3.8
Other, Net	(5.4)	(8.5)	(13.2)
Net Cash Provided (Used) by Investing Activities	(72.3)	14.2	4.8
Financing Activities:
Net Proceeds from Issuance of Subordinated Debentures	144.2	—	—
Repayments of Debt	—	(5.5)	(5.5)
Common Stock Repurchases	(106.5)	(82.9)	(100.4)
Dividends and Dividend Equivalents Paid	(39.2)	(41.5)	(54.9)
Cash Exercise of Stock Options	—	0.6	1.7
Other, Net	1.0	2.0	2.4
Net Cash Used by Financing Activities	(0.5)	(127.3)	(156.7)
Increase (Decrease) in Cash	26.6	(20.2)	(29.8)
Cash, Beginning of Year	66.5	96.3	96.3
Cash, End of Period	$93.1	$76.1	$66.5

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Book Value Per Share
Numerator
Shareholders’ Equity	$2,104.5	$2,138.6	$2,144.7	$2,051.5	$2,009.1	$2,005.0	$2,172.4
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,792.7	$1,826.8	$1,832.9	$1,739.7	$1,697.3	$1,693.2	$1,860.6
Shareholders’ Equity	$2,104.5	$2,138.6	$2,144.7	$2,051.5	$2,009.1	$2,005.0	$2,172.4
Less: Net Unrealized Gains on Fixed Maturities	(244.9)	(249.0)	(198.3)	(132.2)	(164.0)	(184.2)	(332.4)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,859.6	$1,889.6	$1,946.4	$1,919.3	$1,845.1	$1,820.8	$1,840.0
Denominator
Common Shares Issued and Outstanding	52.666	53.497	55.408	55.653	56.025	57.061	58.322
Book Value Per Share	$39.96	$39.98	$38.71	$36.86	$35.86	$35.14	$37.25
Book Value Per Share Excluding Goodwill	$34.04	$34.15	$33.08	$31.26	$30.30	$29.67	$31.90
Book Value Per Share Excluding Unrealized on Fixed Maturities	$35.31	$35.32	$35.13	$34.49	$32.93	$31.91	$31.55

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$104.3	$169.7	$194.4	$217.7	$164.4	$149.9	$118.2
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,089.7	$2,069.8	$2,076.5	$2,079.9	$2,110.5	$2,138.5	$2,163.8
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	5.0%	8.2%	9.4%	10.5%	7.8%	7.0%	5.5%

Debt and Total Capitalization
Debt	$751.9	$751.7	$751.4	$606.9	$606.7	$611.9	$611.6
Shareholders’ Equity	2,104.5	2,138.6	2,144.7	2,051.5	2,009.1	2,005.0	2,172.4
Total Capitalization	$2,856.4	$2,890.3	$2,896.1	$2,658.4	$2,615.8	$2,616.9	$2,784.0
Ratio of Debt to Shareholders’ Equity	35.7%	35.1%	35.0%	29.6%	30.2%	30.5%	28.2%
Ratio of Debt to Total Capitalization	26.3%	26.0%	25.9%	22.8%	23.2%	23.4%	22.0%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$302.4	$302.7	$255.9	$156.7	$152.6	$124.3	$187.4
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	325.0	325.0	325.0
Parent Company Liquidity	$527.4	$527.7	$480.9	$381.7	$477.6	$449.3	$512.4

Capital Returned to Shareholders
Common Stock Repurchased	$29.9	$68.3	$8.3	$15.2	$36.3	$42.4	$6.5
Cash Dividends Paid	12.6	13.3	13.3	13.4	13.6	13.9	14.0
Total Capital Returned to Shareholders	$42.5	$81.6	$21.6	$28.6	$49.9	$56.3	$20.5

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due November 30, 2015	249.4	249.3	249.2	249.0	248.9	248.8	248.7
6.00% Senior Notes due May 15, 2017	358.3	358.2	358.0	357.9	357.8	357.6	357.4
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.2	144.2	144.2	—	—	—	—
Mortgage Note Payable at Amortized Cost	—	—	—	—	—	5.5	5.5
Debt Outstanding	$751.9	$751.7	$751.4	$606.9	$606.7	$611.9	$611.6

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$205.1	$212.0	$216.3	$229.7	$239.1	$244.6	$245.7	$633.4	$729.4
Homeowners	77.9	79.0	79.7	81.4	82.3	82.1	80.4	236.6	244.8
Other Personal	12.6	12.9	13.2	13.5	13.8	14.1	13.9	38.7	41.8
Total Personal	295.6	303.9	309.2	324.6	335.2	340.8	340.0	908.7	1,016.0
Commercial Automobile	14.1	13.6	13.1	13.6	13.5	13.1	12.1	40.8	38.7
Total Earned Premiums	309.7	317.5	322.3	338.2	348.7	353.9	352.1	949.5	1,054.7
Net Investment Income	18.5	19.5	17.6	23.0	21.3	21.5	25.1	55.6	67.9
Other Income	0.1	0.2	0.1	0.1	0.1	0.1	0.2	0.4	0.4
Total Property & Casualty Insurance	328.3	337.2	340.0	361.3	370.1	375.5	377.4	1,005.5	1,123.0
Life & Health Insurance:
Earned Premiums:
Life	96.8	97.2	97.6	97.8	98.4	98.6	97.9	291.6	294.9
Accident and Health	37.1	36.2	38.8	40.2	40.7	40.3	40.2	112.1	121.2
Property	19.2	19.4	18.9	19.4	19.7	20.0	19.7	57.5	59.4
Total Earned Premiums	153.1	152.8	155.3	157.4	158.8	158.9	157.8	461.2	475.5
Net Investment Income	49.2	48.0	50.2	50.6	56.5	49.8	53.0	147.4	159.3
Other Income	0.4	—	—	0.1	—	0.1	—	0.4	0.1
Total Life & Health Insurance	202.7	200.8	205.5	208.1	215.3	208.8	210.8	609.0	634.9
Total Segment Revenues	531.0	538.0	545.5	569.4	585.4	584.3	588.2	1,614.5	1,757.9
Net Realized Gains on Sales of Investments	8.0	3.5	6.6	20.8	49.1	2.3	26.9	18.1	78.3
Net Impairment Losses Recognized in Earnings	(3.8)	(4.1)	(0.8)	(7.6)	(3.4)	(1.0)	(1.9)	(8.7)	(6.3)
Other	4.6	5.1	3.3	3.4	4.6	3.3	2.7	13.0	10.6
Total Revenues	$539.8	$542.5	$554.6	$586.0	$635.7	$588.9	$615.9	$1,636.9	$1,840.5

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Segment Operating Profit (Loss):
Property & Casualty Insurance	$(23.9)	$(4.3)	$19.3	$41.6	$32.2	$25.6	$40.2	$(8.9)	$98.0
Life & Health Insurance	31.4	24.7	34.6	38.6	35.2	31.2	31.9	90.7	98.3
Total Segment Operating Profit	7.5	20.4	53.9	80.2	67.4	56.8	72.1	81.8	196.3
Corporate and Other Operating Loss	(7.7)	(8.6)	(7.8)	(12.0)	(11.1)	(11.7)	(12.5)	(24.1)	(35.3)
Total Operating Profit (Loss)	(0.2)	11.8	46.1	68.2	56.3	45.1	59.6	57.7	161.0
Net Realized Gains on Sales of Investments	8.0	3.5	6.6	20.8	49.1	2.3	26.9	18.1	78.3
Net Impairment Losses Recognized in Earnings	(3.8)	(4.1)	(0.8)	(7.6)	(3.4)	(1.0)	(1.9)	(8.7)	(6.3)
Income from Continuing Operations before Income Taxes	$4.0	$11.2	$51.9	$81.4	$102.0	$46.4	$84.6	$67.1	$233.0
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$(13.6)	$(1.2)	$14.4	$29.1	$23.4	$19.1	$29.0	$(0.4)	$71.5
Life & Health Insurance	20.3	15.9	22.1	24.9	22.9	20.3	21.2	58.3	64.4
Total Segment Net Operating Income	6.7	14.7	36.5	54.0	46.3	39.4	50.2	57.9	135.9
Corporate and Other Net Operating Loss	(4.6)	(5.1)	(5.0)	(7.7)	(7.4)	(7.7)	(7.9)	(14.7)	(23.0)
Consolidated Operating Income	2.1	9.6	31.5	46.3	38.9	31.7	42.3	43.2	112.9
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	5.2	2.4	4.2	13.5	31.9	1.5	17.5	11.8	50.9
Net Impairment Losses Recognized in Earnings	(2.5)	(2.7)	(0.5)	(5.0)	(2.2)	(0.7)	(1.2)	(5.7)	(4.1)
Income from Continuing Operations	$4.8	$9.3	$35.2	$54.8	$68.6	$32.5	$58.6	$49.3	$159.7

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Earned Premiums by Product:
Personal Automobile	$205.1	$212.0	$216.3	$229.7	$239.1	$244.6	$245.7	$633.4	$729.4
Homeowners	77.9	79.0	79.7	81.4	82.3	82.1	80.4	236.6	244.8
Other Personal Property and Casualty Insurance	31.8	32.3	32.1	32.9	33.5	34.1	33.6	96.2	101.2
Commercial Automobile	14.1	13.6	13.1	13.6	13.5	13.1	12.1	40.8	38.7
Life	96.8	97.2	97.6	97.8	98.4	98.6	97.9	291.6	294.9
Accident and Health	37.1	36.2	38.8	40.2	40.7	40.3	40.2	112.1	121.2
Total Earned Premiums	$462.8	$470.3	$477.6	$495.6	$507.5	$512.8	$509.9	$1,410.7	$1,530.2
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$4.3	$2.1	$2.5	$5.0	$3.4	$2.3	$5.8	$8.9	$11.5
All Other Net Investment Income	14.2	17.4	15.1	18.0	17.9	19.2	19.3	46.7	56.4
Net Investment Income	18.5	19.5	17.6	23.0	21.3	21.5	25.1	55.6	67.9
Life & Health Insurance:
Equity Method Limited Liability Investments	0.1	(1.1)	0.7	1.2	3.8	1.1	2.3	(0.3)	7.2
All Other Net Investment Income	49.1	49.1	49.5	49.4	52.7	48.7	50.7	147.7	152.1
Net Investment Income	49.2	48.0	50.2	50.6	56.5	49.8	53.0	147.4	159.3
Total Segment Net Investment Income	67.7	67.5	67.8	73.6	77.8	71.3	78.1	203.0	227.2
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.5	0.3	0.3	0.3	0.5	0.2	0.5	1.1	1.2
All Other Net Investment Income	4.1	4.8	3.0	3.0	4.1	3.1	2.2	11.9	9.4
Unallocated Net Investment Income	4.6	5.1	3.3	3.3	4.6	3.3	2.7	13.0	10.6
Net Investment Income	$72.3	$72.6	$71.1	$76.9	$82.4	$74.6	$80.8	$216.0	$237.8

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Nine Months Ended Sep 30, 2014
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	21	$26.0	15	$1.6	21	$26.7
$5 - $10	3	19.9	—	—	3	20.4
$10 - $15	1	12.7	—	—	1	13.0
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	33.5	—	—	1	33.6
Total	26	$92.1	15	$1.6	26	$93.7

	Nine Months Ended Sep 30, 2013
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	25	$45.0	17	$3.4	24	$41.9
$5 - $10	—	—	—	—	1	6.5
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	25	$45.0	17	$3.4	25	$48.4

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Results of Operations
Net Premiums Written	$307.0	$308.7	$304.3	$302.9	$345.0	$348.9	$345.4	$920.0	$1,039.3

Earned Premiums	309.7	317.5	322.3	338.2	348.7	353.9	352.1	949.5	1,054.7
Net Investment Income	18.5	19.5	17.6	23.0	21.3	21.5	25.1	55.6	67.9
Other Income	0.1	0.2	0.1	0.1	0.1	0.1	0.2	0.4	0.4
Total Revenues	328.3	337.2	340.0	361.3	370.1	375.5	377.4	1,005.5	1,123.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	206.8	209.4	230.4	237.7	245.1	246.3	251.1	646.6	742.5
Catastrophe Losses and LAE	14.2	61.9	16.0	2.1	10.4	25.9	8.7	92.1	45.0
Prior Years:
Non-catastrophe Losses and LAE	(3.3)	(14.5)	(12.7)	(11.1)	(10.2)	(12.2)	(12.0)	(30.5)	(34.4)
Catastrophe Losses and LAE	(7.2)	(5.1)	(2.7)	(4.1)	(1.7)	(5.2)	(1.5)	(15.0)	(8.4)
Total Incurred Losses and LAE	210.5	251.7	231.0	224.6	243.6	254.8	246.3	693.2	744.7
Insurance Expenses, Excluding Write-off of Long-lived Assets	87.1	89.8	89.7	95.1	94.3	95.1	90.9	266.6	280.3
Write-off of Long-lived Asset	54.6	—	—	—	—	—	—	54.6	—
Operating Profit (Loss)	(23.9)	(4.3)	19.3	41.6	32.2	25.6	40.2	(8.9)	98.0
Income Tax Benefit (Expense)	10.3	3.1	(4.9)	(12.5)	(8.8)	(6.5)	(11.2)	8.5	(26.5)
Segment Net Operating Income (Loss)	$(13.6)	$(1.2)	$14.4	$29.1	$23.4	$19.1	$29.0	$(0.4)	$71.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	66.8%	66.0%	71.4%	70.3%	70.3%	69.6%	71.3%	68.1%	70.4%
Current Year Catastrophe Losses and LAE Ratio	4.6	19.5	5.0	0.6	3.0	7.3	2.5	9.7	4.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.1)	(4.6)	(3.9)	(3.3)	(2.9)	(3.4)	(3.4)	(3.2)	(3.3)
Prior Years Catastrophe Losses and LAE Ratio	(2.3)	(1.6)	(0.8)	(1.2)	(0.5)	(1.5)	(0.4)	(1.6)	(0.8)
Total Incurred Loss and LAE Ratio	68.0	79.3	71.7	66.4	69.9	72.0	70.0	73.0	70.6
Insurance Expense Ratio, Excluding Write-off of Long-lived Asset	28.1	28.3	27.8	28.1	27.0	26.9	25.8	28.1	26.6
Impact on Ratio from Write-off of Long-lived Asset	17.6	—	—	—	—	—	—	5.8	—
Combined Ratio	113.7%	107.6%	99.5%	94.5%	96.9%	98.9%	95.8%	106.9%	97.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	66.8%	66.0%	71.4%	70.3%	70.3%	69.6%	71.3%	68.1%	70.4%
Insurance Expense Ratio, Excluding write-off of Long-lived Asset	28.1	28.3	27.8	28.1	27.0	26.9	25.8	28.1	26.6
Impact on Ratio from Write-off of Long-lived Asset	17.6	—	—	—	—%	—	—	5.8	—
Underlying Combined Ratio	112.5%	94.3%	99.2%	98.4%	97.3%	96.5%	97.1%	102.0%	97.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	112.5%	94.3%	99.2%	98.4%	97.3%	96.5%	97.1%	102.0%	97.0%
Current Year Catastrophe Losses and LAE Ratio	4.6	19.5	5.0	0.6	3.0	7.3	2.5	9.7	4.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.1)	(4.6)	(3.9)	(3.3)	(2.9)	(3.4)	(3.4)	(3.2)	(3.3)
Prior Years Catastrophe Losses and LAE Ratio	(2.3)	(1.6)	(0.8)	(1.2)	(0.5)	(1.5)	(0.4)	(1.6)	(0.8)
Combined Ratio as Reported	113.7%	107.6%	99.5%	94.5%	96.9%	98.9%	95.8%	106.9%	97.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Insurance Reserves:
Automobile	$524.2	$545.4	$568.9	$595.1	$614.9	$638.4	$649.3
Homeowners	118.8	128.3	114.4	99.9	118.2	122.6	122.4
Other Personal	47.5	47.2	47.9	47.6	47.1	46.9	50.3
Insurance Reserves	$690.5	$720.9	$731.2	$742.6	$780.2	$807.9	$822.0
Insurance Reserves:
Loss Reserves:
Case	$447.6	$460.8	$468.1	$471.2	$491.8	$509.0	$514.7
Incurred but Not Reported	148.9	162.5	164.2	169.0	180.5	184.6	190.2
Total Loss Reserves	596.5	623.3	632.3	640.2	672.3	693.6	704.9
LAE Reserves	94.0	97.6	98.9	102.4	107.9	114.3	117.1
Insurance Reserves	$690.5	$720.9	$731.2	$742.6	$780.2	$807.9	$822.0

Kemper Corporation Property & Casualty Insurance Segment Personal Automobile Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Premiums
Net Premiums Written	$202.1	$200.1	$207.7	$204.2	$232.9	$233.0	$244.1	$609.9	$710.0

Earned Premiums	$205.1	$212.0	$216.3	$229.7	$239.1	$244.6	$245.7	$633.4	$729.4

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$149.8	$153.1	$163.1	$189.5	$181.3	$184.0	$186.9	$466.0	$552.2
Catastrophe Losses and LAE	1.6	9.8	0.9	0.1	0.8	4.2	2.5	12.3	7.5
Prior Years:
Non-catastrophe Losses and LAE	(3.1)	(11.9)	(11.3)	(7.6)	(6.9)	(8.5)	(6.9)	(26.3)	(22.3)
Catastrophe Losses and LAE	(0.3)	(0.1)	(0.2)	0.1	(0.1)	(0.3)	0.1	(0.6)	(0.3)
Total Incurred Losses and LAE	$148.0	$150.9	$152.5	$182.1	$175.1	$179.4	$182.6	$451.4	$537.1

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.0%	72.2%	75.4%	82.6%	75.8%	75.2%	76.1%	73.7%	75.7%
Current Year Catastrophe Losses and LAE Ratio	0.8	4.6	0.4	—	0.3	1.7	1.0	1.9	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.5)	(5.6)	(5.2)	(3.3)	(2.9)	(3.5)	(2.8)	(4.2)	(3.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	(0.1)	—	—	(0.1)	—	(0.1)	—
Total Incurred Loss and LAE Ratio	72.2%	71.2%	70.5%	79.3%	73.2%	73.3%	74.3%	71.3%	73.6%

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Premiums
Net Premiums Written	$13.7	$15.3	$14.3	$12.3	$12.7	$14.4	$14.3	$43.3	$41.4

Earned Premiums	$14.1	$13.6	$13.1	$13.6	$13.5	$13.1	$12.1	$40.8	$38.7

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$11.5	$11.6	$11.1	$10.6	$10.9	$12.8	$9.4	$34.2	$33.1
Catastrophe Losses and LAE	0.1	0.1	—	(0.1)	0.1	0.1	—	0.2	0.2
Prior Years:
Non-catastrophe Losses and LAE	(0.6)	0.4	(0.5)	(1.0)	(2.0)	(0.7)	0.7	(0.7)	(2.0)
Catastrophe Losses and LAE	—	—	—	—	—	—	—	—	—
Total Incurred Losses and LAE	$11.0	$12.1	$10.6	$9.5	$9.0	$12.2	$10.1	$33.7	$31.3

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	81.6%	85.4%	84.7%	78.0%	80.8%	97.6%	77.7%	83.8%	85.6%
Current Year Catastrophe Losses and LAE Ratio	0.7	0.7	—	(0.7)	0.7	0.8	—	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(4.3)	2.9	(3.8)	(7.4)	(14.8)	(5.3)	5.8	(1.7)	(5.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	78.0%	89.0%	80.9%	69.9%	66.7%	93.1%	83.5%	82.6%	80.9%

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Premiums
Net Premiums Written	$215.8	$215.4	$222.0	$216.5	$245.6	$247.4	$258.4	$653.2	$751.4

Earned Premiums	$219.2	$225.6	$229.4	$243.3	$252.6	$257.7	$257.8	$674.2	$768.1

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$161.3	$164.7	$174.2	$200.1	$192.2	$196.8	$196.3	$500.2	$585.3
Catastrophe Losses and LAE	1.7	9.9	0.9	—	0.9	4.3	2.5	12.5	7.7
Prior Years:
Non-catastrophe Losses and LAE	(3.7)	(11.5)	(11.8)	(8.6)	(8.9)	(9.2)	(6.2)	(27.0)	(24.3)
Catastrophe Losses and LAE	(0.3)	(0.1)	(0.2)	0.1	(0.1)	(0.3)	0.1	(0.6)	(0.3)
Total Incurred Losses and LAE	$159.0	$163.0	$163.1	$191.6	$184.1	$191.6	$192.7	$485.1	$568.4

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.5%	73.0%	75.9%	82.3%	76.0%	76.4%	76.1%	74.2%	76.2%
Current Year Catastrophe Losses and LAE Ratio	0.8	4.4	0.4	—	0.4	1.7	1.0	1.9	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	(5.1)	(5.1)	(3.5)	(3.5)	(3.6)	(2.4)	(4.0)	(3.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	(0.1)	—	—	(0.1)	—	(0.1)	—
Total Incurred Loss and LAE Ratio	72.5%	72.3%	71.1%	78.8%	72.9%	74.4%	74.7%	72.0%	74.0%

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Premiums
Net Premiums Written	$78.6	$80.5	$70.9	$74.2	$85.4	$87.0	$74.3	$230.0	$246.7

Earned Premiums	$77.9	$79.0	$79.7	$81.4	$82.3	$82.1	$80.4	$236.6	$244.8

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$38.1	$37.9	$49.1	$30.9	$47.6	$43.1	$48.8	$125.1	$139.5
Catastrophe Losses and LAE	12.3	50.4	14.3	2.2	8.8	21.2	6.0	77.0	36.0
Prior Years:
Non-catastrophe Losses and LAE	1.5	(1.6)	(0.7)	(3.0)	(0.3)	(1.0)	(4.6)	(0.8)	(5.9)
Catastrophe Losses and LAE	(6.0)	(4.4)	(2.1)	(3.8)	(1.6)	(4.2)	(1.6)	(12.5)	(7.4)
Total Incurred Losses and LAE	$45.9	$82.3	$60.6	$26.3	$54.5	$59.1	$48.6	$188.8	$162.2

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.9%	48.0%	61.6%	38.0%	57.8%	52.5%	60.6%	52.9%	57.0%
Current Year Catastrophe Losses and LAE Ratio	15.8	63.8	17.9	2.7	10.7	25.8	7.5	32.5	14.7
Prior Years Non-catastrophe Losses and LAE Ratio	1.9	(2.0)	(0.9)	(3.7)	(0.4)	(1.2)	(5.7)	(0.3)	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	(7.7)	(5.6)	(2.6)	(4.7)	(1.9)	(5.1)	(2.0)	(5.3)	(3.0)
Total Incurred Loss and LAE Ratio	58.9%	104.2%	76.0%	32.3%	66.2%	72.0%	60.4%	79.8%	66.3%

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Premiums and Losses and LAE (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Premiums
Net Premiums Written	$12.6	$12.8	$11.4	$12.2	$14.0	$14.5	$12.7	$36.8	$41.2

Earned Premiums	$12.6	$12.9	$13.2	$13.5	$13.8	$14.1	$13.9	$38.7	$41.8

Losses and LAE
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	$7.4	$6.8	$7.1	$6.7	$5.3	$6.4	$6.0	$21.3	$17.7
Catastrophe Losses and LAE	0.2	1.6	0.8	(0.1)	0.7	0.4	0.2	2.6	1.3
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	(1.4)	(0.2)	0.5	(1.0)	(2.0)	(1.2)	(2.7)	(4.2)
Catastrophe Losses and LAE	(0.9)	(0.6)	(0.4)	(0.4)	—	(0.7)	—	(1.9)	(0.7)
Total Incurred Losses and LAE	$5.6	$6.4	$7.3	$6.7	$5.0	$4.1	$5.0	$19.3	$14.1

Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	58.6%	52.8%	53.7%	49.6%	38.3%	45.5%	43.2%	55.1%	42.3%
Current Year Catastrophe Losses and LAE Ratio	1.6	12.4	6.1	(0.7)	5.1	2.8	1.4	6.7	3.1
Prior Years Non-catastrophe Losses and LAE Ratio	(8.7)	(10.9)	(1.5)	3.7	(7.2)	(14.2)	(8.6)	(7.0)	(10.0)
Prior Years Catastrophe Losses and LAE Ratio	(7.1)	(4.7)	(3.0)	(3.0)	—	(5.0)	—	(4.9)	(1.7)
Total Incurred Loss and LAE Ratio	44.4%	49.6%	55.3%	49.6%	36.2%	29.1%	36.0%	49.9%	33.7%

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Results of Operations
Earned Premiums:
Life	$96.8	$97.2	$97.6	$97.8	$98.4	$98.6	$97.9	$291.6	$294.9
Accident and Health	37.1	36.2	38.8	40.2	40.7	40.3	40.2	112.1	121.2
Property	19.2	19.4	18.9	19.4	19.7	20.0	19.7	57.5	59.4
Total Earned Premiums	153.1	152.8	155.3	157.4	158.8	158.9	157.8	461.2	475.5
Net Investment Income	49.2	48.0	50.2	50.6	56.5	49.8	53.0	147.4	159.3
Other Income	0.4	—	—	0.1	—	0.1	—	0.4	0.1
Total Revenues	202.7	200.8	205.5	208.1	215.3	208.8	210.8	609.0	634.9
Policyholders’ Benefits and Incurred Losses and LAE	89.9	95.8	97.0	91.0	94.6	99.4	102.9	282.7	296.9
Insurance Expenses	81.4	80.3	73.9	78.5	85.5	78.2	76.0	235.6	239.7
Operating Profit	31.4	24.7	34.6	38.6	35.2	31.2	31.9	90.7	98.3
Income Tax Expense	(11.1)	(8.8)	(12.5)	(13.7)	(12.3)	(10.9)	(10.7)	(32.4)	(33.9)
Segment Net Operating Income	$20.3	$15.9	$22.1	$24.9	$22.9	$20.3	$21.2	$58.3	$64.4

	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Insurance Reserves:
Future Policyholder Benefits	$3,202.5	$3,189.5	$3,173.8	$3,157.7	$3,146.7	$3,133.3	$3,119.4
Incurred Losses and LAE Reserves:
Life	38.7	39.4	42.6	37.6	33.1	34.3	35.0
Accident and Health	19.6	20.1	21.3	22.2	21.7	22.0	20.4
Property	4.3	5.3	5.6	5.3	4.7	5.7	8.0
Total Incurred Losses and LAE Reserves	62.6	64.8	69.5	65.1	59.5	62.0	63.4
Insurance Reserves	$3,265.1	$3,254.3	$3,243.3	$3,222.8	$3,206.2	$3,195.3	$3,182.8

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Net Investment Income
Interest and Dividends on Fixed Maturities	$56.1	$56.9	$57.0	$58.3	$59.5	$58.6	$59.1	$170.0	$177.2
Dividends on Equity Securities	7.7	10.8	7.3	8.9	11.3	9.0	8.8	25.8	29.1
Equity Method Limited Liability Investments	4.9	1.3	3.5	6.5	7.7	3.6	8.6	9.7	19.9
Fair Value Option Investments	0.3	0.3	—	—	—	—	—	0.6	—
Short-term Investments	0.1	0.2	0.2	0.1	—	—	—	0.5	—
Real Estate	3.1	2.9	3.2	3.1	3.7	6.6	7.4	9.2	17.7
Loans to Policyholders	5.2	5.0	5.1	5.1	5.0	4.8	4.9	15.3	14.7
Total Investment Income	77.4	77.4	76.3	82.0	87.2	82.6	88.8	231.1	258.6
Investment Expenses:
Real Estate	3.1	2.7	2.8	3.0	3.0	6.0	6.3	8.6	15.3
Other Investment Expenses	2.0	2.1	2.4	2.1	1.8	2.0	1.7	6.5	5.5
Total Investment Expenses	5.1	4.8	5.2	5.1	4.8	8.0	8.0	15.1	20.8
Net Investment Income	$72.3	$72.6	$71.1	$76.9	$82.4	$74.6	$80.8	$216.0	$237.8
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$0.2	$0.4	$4.4	$1.3	$2.5	$1.4	$25.7	$5.0	$29.6
Losses on Sales	—	—	—	(0.4)	—	—	—	—	—
Equity Securities:
Gains on Sales	7.9	3.0	0.8	19.9	0.7	0.8	0.4	11.7	1.9
Losses on Sales	—	—	—	(0.2)	(0.2)	—	(0.1)	—	(0.3)
Equity Method Limited Liability Investments:
Gains on Sales	—	—	—	—	2.3	0.2	—	—	2.5
Real Estate:
Gains on Sales	—	—	—	—	43.6	—	0.6	—	44.2
Losses on Sales	—	—	(0.2)	—	—	—	—	(0.2)	—
Other Investments:
Gain on Sale of Subsidiary	—	—	1.6	—	—	—	—	1.6	—
Gains on Sales	—	—	—	—	—	—	0.1	—	0.1
Losses on Sales	—	(0.1)	—	—	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains	(0.1)	0.2	—	0.2	0.2	—	0.2	0.1	0.4
Net Realized Gains on Sales of Investments	$8.0	$3.5	$6.6	$20.8	$49.1	$2.3	$26.9	$18.1	$78.3
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(2.2)	$(3.1)	$(0.3)	$(5.9)	$(2.2)	$(0.5)	$(1.7)	$(5.6)	$(4.4)
Equity Securities	(1.6)	(1.0)	(0.5)	(1.7)	(1.2)	(0.5)	(0.2)	(3.1)	(1.9)
Net Impairment Losses Recognized in Earnings	$(3.8)	$(4.1)	$(0.8)	$(7.6)	$(3.4)	$(1.0)	$(1.9)	$(8.7)	$(6.3)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2014		Dec 31, 2013		Dec 31, 2012
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$343.5	5.4%	$362.2	5.9%	$428.9	6.6%
States and Political Subdivisions	1,439.2	22.5	1,361.0	22.1	1,401.4	21.7
Corporate Securities:
Bonds and Notes	2,839.0	44.4	2,793.7	45.4	2,993.4	46.3
Redeemable Preferred Stocks	7.4	0.1	7.4	0.1	32.6	0.5
Collaterized Loan Obligations	62.5	1.0	44.7	0.7	—	—
Other Mortgage- and Asset-backed	5.6	0.1	6.0	0.1	3.9	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,697.2	73.4	4,575.0	74.3	4,860.2	75.2
Equity Securities Reported at Fair Value:
Preferred Stocks	115.1	1.8	110.2	1.8	100.5	1.6
Common Stocks	198.8	3.1	189.5	3.1	154.2	2.4
Other Equity Interests:
Exchange Traded Funds	129.8	2.0	124.9	2.0	125.9	1.9
Limited Liability Companies and Limited Partnerships	217.7	3.4	173.9	2.8	141.3	2.2
Subtotal Equity Securities Reported at Fair Value	661.4	10.3	598.5	9.7	521.9	8.1
Equity Method Limited Liability Investments	222.8	3.5	245.1	4.0	253.0	3.9
Fair Value Option Investments	50.6	0.8	—	—	—	—
Short-term Investments at Cost which Approximates Fair Value	316.2	4.9	284.7	4.6	327.5	5.1
Other Investments:
Loans to Policyholders at Unpaid Principal	280.8	4.4	275.4	4.5	266.3	4.1
Real Estate at Depreciated Cost	164.3	2.6	167.1	2.7	226.2	3.5
Trading Securities at Fair Value	5.0	0.1	5.0	0.1	4.5	0.1
Other	0.4	—	0.5	—	0.5	—
Subtotal Other Investments	450.5	7.1	448.0	7.3	497.5	7.7
Total Investments	$6,398.7	100.0%	$6,151.3	100.0%	$6,460.1	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,199.9	68.1%	$3,128.1	68.4%	$3,319.1	68.3%
BBB	1,160.6	24.7	1,119.9	24.5	1,199.0	24.7
BB, B	163.6	3.5	144.6	3.1	158.9	3.2
CCC or Lower	173.1	3.7	182.4	4.0	183.2	3.8
Total Investments in Fixed Maturities	$4,697.2	100.0%	$4,575.0	100.0%	$4,860.2	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.9		6.8		7.1

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2014		Dec 31, 2013		Dec 31, 2012
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,216.0	19.0%	$1,196.9	19.5%	$1,371.1	21.2%
Finance, Insurance and Real Estate	785.6	12.3	767.9	12.5	780.8	12.1
Transportation, Communication and Utilities	313.7	4.9	306.7	5.0	289.2	4.5
Services	289.8	4.5	277.5	4.5	298.6	4.6
Mining	142.9	2.2	143.1	2.3	143.4	2.2
Retail Trade	79.3	1.2	75.6	1.2	66.5	1.0
Wholesale Trade	67.1	1.0	60.7	1.0	57.8	0.9
Agriculture, Forestry and Fishing	15.5	0.2	18.8	0.3	19.2	0.3
Other	4.6	0.1	4.6	0.1	3.3	0.1
Total Fair Value of Non-governmental Fixed Maturities	$2,914.5	45.4%	$2,851.8	46.4%	$3,029.9	46.9%

	Sep 30, 2014
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$94.5	1.5%
Ohio	78.6	1.2
Michigan	64.4	1.0
Florida	63.2	1.0
Georgia	63.0	1.0
Wisconsin	59.4	0.9
Colorado	58.6	0.9
Washington	56.6	0.9
Louisiana	56.5	0.9
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	69.3	1.1
Total	$664.1	10.4%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at September 30, 2014.

Kemper Corporation Municipal Bonds (excluding Pre-refunded Bonds) (Unaudited)

	Sep 30, 2014
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$30.8	$18.4	$45.3	$94.5	6.9%	1.5%
Ohio	40.5	4.7	33.4	78.6	5.7	1.2
Michigan	36.8	—	27.6	64.4	4.7	1.0
Florida	52.2	—	11.0	63.2	4.6	1.0
Georgia	49.1	6.7	7.2	63.0	4.6	1.0
Wisconsin	51.2	6.8	1.4	59.4	4.3	0.9
Colorado	—	15.7	42.9	58.6	4.3	0.9
Washington	27.7	0.3	28.6	56.6	4.1	0.9
Louisiana	33.2	0.2	23.1	56.5	4.1	0.9
Arkansas	52.6	—	—	52.6	3.8	0.8
New York	6.2	—	37.5	43.7	3.2	0.7
North Carolina	17.7	2.0	22.9	42.6	3.1	0.7
Utah	28.8	—	10.6	39.4	2.9	0.6
Minnesota	27.0	4.3	3.5	34.8	2.5	0.5
Oregon	30.1	—	1.1	31.2	2.3	0.5
Virginia	—	19.0	11.3	30.3	2.2	0.5
Nevada	22.6	7.2	—	29.8	2.2	0.5
Connecticut	24.4	—	5.4	29.8	2.2	0.5
Indiana	—	—	28.3	28.3	2.1	0.4
Mississippi	24.5	—	3.1	27.6	2.0	0.4
Delaware	17.6	—	9.3	26.9	2.0	0.4
Massachusetts	—	—	26.0	26.0	1.9	0.4
New Jersey	—	5.3	20.4	25.7	1.9	0.4
South Carolina	20.2	3.2	—	23.4	1.7	0.4
Maryland	—	18.1	3.6	21.7	1.6	0.3
Tennessee	4.5	7.4	9.4	21.3	1.6	0.3
Missouri	—	—	18.9	18.9	1.4	0.3
Iowa	—	—	17.3	17.3	1.3	0.3
Kentucky	—	1.1	15.2	16.3	1.2	0.3
Rhode Island	10.6	—	5.1	15.7	1.1	0.2
Pennsylvania	11.5	2.5	1.3	15.3	1.1	0.2
Illinois	—	5.8	9.2	15.0	1.1	0.2
Hawaii	14.9	—	—	14.9	1.1	0.2
Idaho	—	7.6	5.4	13.0	0.9	0.2
District of Columbia	—	—	11.9	11.9	0.9	0.2
Nebraska	—	6.6	5.3	11.9	0.9	0.2
Alabama	6.2	—	5.6	11.8	0.9	0.2
California	0.4	—	10.8	11.2	0.8	0.2
Oklahoma	—	—	10.7	10.7	0.8	0.2
All Other States	22.4	—	35.9	58.3	4.2	0.9
Total (1)	$663.7	$142.9	$565.5	$1,372.1	100.0%	21.4%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2014	Sep 30, 2014	Dec 31, 2013
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Distressed Debt	$—	$105.4	$126.1
Secondary Transactions	17.7	54.5	54.0
Mezzanine Debt	16.3	46.6	46.0
Growth Equity	—	5.3	7.8
Senior Debt	5.0	5.0	7.5
Leveraged Buyout	0.1	4.2	3.7
Other	—	1.8	—
Total Equity Method Limited Liability Investments	39.1	222.8	245.1
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	68.1	68.3	63.8
Senior Debt	20.4	20.4	15.0
Distressed Debt	3.2	17.9	14.4
Secondary Transactions	13.0	15.7	13.7
Hedge Fund	—	12.3	12.5
Leveraged Buyout	2.7	7.8	9.9
Real Estate	—	6.9	6.3
Other	1.5	68.4	38.3
Total Reported as Other Equity Interests at Fair Value	108.9	217.7	173.9
Reported as Fair Value Option Investments:
Hedge Fund	—	50.6	—
Total Investments in Limited Liability Companies and Limited Partnerships	$148.0	$491.1	$419.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Income from Continuing Operations the after-tax impact of 1) Net Realized Gains on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income from Continuing Operations.
The Company believes that Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income to Income from Continuing Operations is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Consolidated Net Operating Income	$2.1	$9.6	$31.5	$46.3	$38.9	$31.7	$42.3	$43.2	$112.9
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	5.2	2.4	4.2	13.5	31.9	1.5	17.5	11.8	50.9
Net Impairment Losses Recognized in Earnings	(2.5)	(2.7)	(0.5)	(5.0)	(2.2)	(0.7)	(1.2)	(5.7)	(4.1)
Income from Continuing Operations	$4.8	$9.3	$35.2	$54.8	$68.6	$32.5	$58.6	$49.3	$159.7

Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income Per Unrestricted Share-basic to Income from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Sep 30, 2014	Sep 30, 2013
Consolidated Net Operating Income Per Unrestricted Share	$0.04	$0.18	$0.56	$0.83	$0.69	$0.55	$0.72	$0.79	$1.96
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.10	0.04	0.08	0.24	0.56	0.02	0.30	0.21	0.88
Net Impairment Losses Recognized in Earnings	(0.05)	(0.05)	(0.01)	(0.09)	(0.04)	(0.01)	(0.02)	(0.10)	(0.07)
Income from Continuing Operations Per Unrestricted Share	$0.09	$0.17	$0.63	$0.98	$1.21	$0.56	$1.00	$0.90	$2.77

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense (including write-offs of long-lived assets) Ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.